Debt And Other Long-Term Liabilities	12 Months Ended
Dec. 31, 2012
Long-term Debt, Unclassified [Abstract]
Debt And Other Long-Term Liabilities [Text Block]
NOTE 8: DEBT AND OTHER LONG-TERM LIABILITIES

As of December 31, 2012 Dollars in thousands	Debt and Other Liabilities
	Current	Long-term	Total
Term loan	$15,312	$144,375	$159,687
Convertible debt	—	172,810	172,810
Redbox rollout agreement	217	3	220
Asset retirement obligations	—	14,020	14,020
Other long-term liabilities	—	9,971	9,971
Total	$15,529	$341,179	$356,708
As of December 31, 2011 Dollars in thousands	Debt and Other Liabilities
	Current	Long-term	Total
Term loan	$10,938	$159,687	$170,625
Convertible debt	—	179,697	179,697
Redbox rollout agreement	3,048	220	3,268
Asset retirement obligations	—	8,841	8,841
Other long-term liabilities	—	10,843	10,843
Total	$13,986	$359,288	$373,274

Revolving Line of Credit and Term Loan
On July 15, 2011, we entered into a Second Amended and Restated Credit Agreement (the “Credit Facility”), providing for a senior secured revolving credit facility and a senior secured term loan facility, which replaced our prior credit facility, which consisted of a revolving line of credit. The Credit Facility provides for a five-year, $175.0 million term loan and a $450.0 million revolving line of credit. Subject to additional commitments from lenders, we have the option to increase the aggregate facility size by $250.0 million, which can be comprised of additional term loans and a revolving line of credit. On July 15, 2011, we borrowed $175.0 million under the term loan facility, a portion of which was utilized to pay down the revolving line of credit balance under the prior credit facility of $120.0 million. Financing fees of $5.1 million related to the Credit Facility were included within other long-term assets on our Consolidated Balance Sheets and are being amortized over the 5-year life of the Credit Facility. Such costs are amortized on a straight-line basis, which approximates the effective interest method.
The Credit Facility matures on July 15, 2016, at which time all outstanding borrowings must be repaid. The term loan is subject to mandatory debt repayments of the outstanding borrowings. We made principal payments of $10.9 million and $4.4 million respectively on the term loan in 2012 and 2011. The following is the term loan repayment schedule:

Dollars in Thousands
Repayment Amount
Amount paid in 2011 and 2012	$15,313
2013	15,312
2014	19,687
2015	21,875
2016	102,813
Total Term Loan	$175,000

Our obligations under the Credit Facility are secured by a first priority security interest in substantially all of our assets and the assets of our domestic subsidiaries, as well as a pledge of a substantial portion of our subsidiaries’ capital stock.
Subject to applicable conditions, we may elect interest rates on our revolving borrowings calculated by reference to (i) the British Bankers Association LIBOR rate (“LIBOR Rate”) fixed for given interest periods or (ii) Bank of America’s prime rate (or, if greater, the average rate on overnight federal funds plus one half of one percent or the LIBOR Rate plus one percent) (the “Base Rate”), plus the margin determined by our consolidated net leverage ratio. For borrowings made under the LIBOR Rate, the margin ranges from 125 to 200 basis points, while for borrowing made under the Base Rate, the margin ranges from 25 to 100 basis points. In 2012, the applicable LIBOR Rate margin was fixed at 125 basis points and the applicable Base Rate margin was fixed at 25 basis points. The interest rate on amounts outstanding under the term loan at December 31, 2012 was 1.46%.
The Credit Facility contains standard negative covenants and restrictions on actions including, without limitation, restrictions on indebtedness, liens, fundamental changes or dispositions of our assets, payments of dividends, capital expenditures, investments, and mergers, dispositions and acquisitions, among other restrictions. In addition, the Credit Facility requires that we meet certain financial covenants, ratios and tests, including maintaining a maximum consolidated net leverage ratio and a minimum interest coverage ratio, as defined in the Credit Facility. As of December 31, 2012, we were in compliance with the covenants of the Credit Facility.
Convertible Debt
The aggregate outstanding principal of our 4.0% Convertible Senior Notes (the “Notes”) was $185.0 million on December 31, 2012. The Notes bear interest at a fixed rate of 4% per annum, payable semi-annually in arrears on each March 1 and September 1, and mature on September 1, 2014. The effective interest rate at issuance was 8.5%. As of December 31, 2012, we were in compliance with all covenants.
The Notes become convertible (the “Conversion Event”) when the closing price of our common stock exceeds $52.38, 130% of the Notes’ conversion price, for at least 20 trading days during the 30 consecutive trading days prior to each quarter-end date. If the Notes become convertible and should the Note holders elect to convert, we will be required to pay them up to the full face value of the Notes in cash as well as deliver shares of our common stock for any excess conversion value. The number of potentially issued shares increases as the market price of our common stock increases. As of March 31, 2012 and June 30, 2012, such early conversion event was met. Certain Notes were submitted for conversion in the second and the third quarter of 2012 and settled in accordance with the terms of the indenture governing the Notes. The loss from such early conversion event was inconsequential. In the fourth quarter of 2012, we repurchased 15,000 Notes or $15 million in face value of Notes for $20.7 million, including the accrued interest of $0.2 million, in cash. The loss from early extinguishment of these Notes was approximately $1.0 million. As of December 31, 2012, the Conversion Event was not met and the Notes remained classified as a long-term liability on our Consolidated Balance Sheets.
The following interest expense was recorded related to the Notes:

Dollars in thousands	Year Ended December 31,
	2012	2011	2010
Contractual interest expense	$8,000	$8,000	$8,000
Amortization of debt discount	7,109	6,551	6,037
Total interest expense related to the Notes	$15,109	$14,551	$14,037

The remaining unamortized debt discount is expected to be recognized as non-cash interest expense as follows (in thousands):

Year	Non-cash Interest Expense
2013	$7,134
2014	5,039
Total unamortized discount	$12,173

Redbox Rollout Agreement
In November 2006, our Redbox subsidiary and McDonald’s USA entered into a Rollout Purchase, License and Service Agreement (the “Rollout Agreement”) giving McDonald’s USA and its franchisees and franchise marketing cooperatives the right to purchase DVD rental kiosks to be located at selected McDonald’s restaurant sites for which Redbox subsequently received proceeds. The proceeds under the Rollout Agreement are classified as debt and the interest rate is based on similar rates that Redbox has with its kiosk sale-leaseback transactions. The payments made to McDonald’s USA over the contractual term of the Rollout Agreement will reduce the accrued interest liability and principal. The future payments made under this Rollout Agreement contain a minimum annual payment as well as the variable payouts based on the license fee earned by McDonald’s USA and its franchisees through the term of the agreement. The following is the summary in relation to the rollout agreement. The contractual term for the payments made to McDonald’s USA under the Rollout Agreement is five years and the minimum annual payment amount in 2012 was $0.4 million.
Expiration dates within the Rollout Agreement began in December 2011 and continue through November 2013. Any unpaid debt balance under the Rollout Agreement as well as related accrued interest was released upon expiration and recognized in interest expense, net in our Consolidated Statement of Net Income.
Asset Retirement Obligation
We have entered into agreements with our partners to place kiosks in their stores. Upon contract terminations, we are obligated to remove the kiosks from the store locations and, accordingly, we recognize the estimated fair value of the liability under the long-term section of our liabilities in our Consolidated Balance Sheets.
Other Long-Term Liabilities
Included in other long-term liabilities were primarily tenant improvements related to our office building renovation in Oakbrook Terrace, Illinois and Bellevue, Washington as well as the related unrecognized tax benefits as follows:

Dollars in thousands	December 31,
	2012	2011
Tenant improvement and deferred rent	$8,721	$9,269
Unrecognized tax benefit	1,250	1,574
Total other long-term liabilities	$9,971	$10,843